EXHIBIT 10.9





              THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED
              UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED
              OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION
THEREOF
              UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT
SUCH
              REGISTRATION IS NOT REQUIRED.



                                               WARRANT TO PURCHASE STOCK


              Corporation:                  FUSION MEDICAL TECHNOLOGIES, INC.,
a Delaware Corporation
              Number of Shares:             4,500
              Class of Stock:               Common
              Initial Exercise Price:       $4.00 per share
              Issue Date:                   December __, 1997
              Expiration Date:              December __, 2002 (Subject to
Article 4. 1)

                       THIS WARRANT CERTIFIES THAT, in consideration of the payment of $1.00 and for other good and valuable consideration, IMPERIAL BANK or registered assignee ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant.


              ARTICLE 1. EXERCISE


                       1.1 Method of Exercise. Holder may exercise this Warrant by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix I to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

                       1.2     Conversion Rig . In lieu of exercising this
Warrant as specified in Section 1.1,           Holder
              may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.5.


                       1.3     Omitted.


                       1.4     Omitted.













              \\Sfmps0l\sys\SPECMARK\COMMON\PETROFF\FUSION\Docs'@Warrant.doc





                      1.5 Fair Market Value. If the Shares are traded regularl, in a public market, the fair market

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              value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock
              into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, the
              Board of Directors of the Company shall deten-nine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

                      1.6 DeliveEy of Certificate and New Warrant. Promptly after Holder exercises or converts this
              Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

                      1.7 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

                      1.8 Repurchase on Sale, Merger, or Consolidation of the Company.

                              1.8.1. "Acquisition". For the purpose of this
Warrant, "Acquisition" means any sale,
              license, or other disposition of all or substantially all of the assets (including intellectual property) of the
              Company, or any reorganization, consolidation, or merger of the Company where the holders of the
              Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

                              1.8.2. Assumption of Warrant. If upon the
closing of any Acquisition the successor
              entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the
              Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly. The Company shall use reasonable efforts to cause the surviving corporation to assume the obligations of this Warrant.

                              1.8.3. Nonassurription. If upon the closing of
any Acquisition the successor entity does
              not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to Section 1.2 and thereafter Holder shall participate in the Acquisition on the same terms as other holders of the same class of securities of the Company.





                             1.8.4. Purchase Right. Notwithstanding the
foregoing, at the election of Holder, the
             Company shall purchase the unexercised portion of this Warrant for cash upon the closing of any
             Acquisition for an amount equal to (a) the fair market value of any consideration that would have been received by Holder in consideration of the Shares had Holder exercised the unexercised portion of this
             Warrant immediately before the record date for determining the shareholders entitled to participate in the proceeds of the Acquisition, less (b) the aggregate Warrant Price of the Shares, but in no event less than zero.


             ARTICLE 2. ADJUSTMENTS TO THE SHARES.


                     2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occur-red.

                     2.2     Reclassification, Exchange or Substitution.
Upon any reclassification, exchange,
             substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to
             Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

                     2.3     Adjustments for Combinations, Etc.          If
the outstanding Shares are combined or
             consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

                     2.4 Adjustments for Diluting Issuances. The Warrant Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment, from tirne to time, in the manner set forth on
             Exhibit B, if attached, in the event of Diluting Issuances (as defined on Exhibit B).

                     2.5 No Impairment. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects
               Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of
               Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

                       2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment, and ftimish Holder with a certificate of its Chief
               Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The
               Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

               ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.


                       3.1 Representations and Warranties. The Company hereby represents and warrants to the
               Holder as follows:


                                (a)     The initial Warrant Price referenced
on the first page of this Warrant is not greater
               than the fair market value of the Shares as of the date of this Warrant,


                                (b)     All Shares which may be issued upon
the exercise of the purchase right
               represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.


                       3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or. sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve, or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specib ing the date on which the holders of

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               common stock will be entitled to exchange their common stock for securities or other property
               deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.





                      3.3 Information Riahts. So long as the Holder holds this Warrant ad/or any of the Shares, the
              Company shall deliver to the Holder (a) promptly after mailing, copies of all communiques to the shareholders of the Company, (b) within ninety (90) days after the end of each fiscal year of the
              Company, the annual audited financial statements of the Company certified by independent public accountants of recognized standing and (c) within forty-five
(45) days after the end of each of the first
              three quarters of each fiscal year, the Company's quarterly, unaudited financial statements.

                      3.4 Reizistration Under Securities Act of 1933, as amended. The Company agrees that the
              Shares shall be subject to the registration rights set forth on Exhibit C.

              ARTICLE 4. MISCELLANEOUS.

                      4.1 Tenn: Notice of Expiration. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above. The Company shall give Holder written notice of Holder's right to exercise this Warrant in the form attached as Appendix 2 not more than
              90 days and not less than 30 days before the Expiration Date. If the notice is not so given, the Expiration
              Date shall automatically be extended until 30 days after the date the Company delivers the notice to
              Holder.


                      4.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:


                      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
                      1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR
OTHERWISE
                      TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH
                      ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY
                      SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT
SUCH
                      REGISTRATION IS NOT REQUIRED.

                      4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuabte upon exercise this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The
              Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of
              Holder or if there is no material question as to the availability of current information as referenced in Rule
              144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of
              Holder's notice of proposed sale.





                     4.4     Transfer Procedure. Subject to the provisions of
Section 4.2, Holder may transfer all or
             part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder, if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities
             Exchange Act of 1934, the Company shall have the right to refuse to, transfer any portion of this Warrant to any person who directly competes with the Company.

                     4.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the
             Holder, as the case may be, in writing by the Company or such Holder from time to time.

                     4.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                     4.7 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

                     4.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.


                                     FUSION MEDICAL TECHNOLOGIES, INC.


                                             By:



                                             Title:






                                  APPENDIX I


                            NOTICE OF EXERCISE



                     I      The undersigned hereby elects to purchase
shares of the Common Stock of
             Fusion Medical Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

                     1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is
exercised with respect to            of the
             Shares covered by the Warrant.

                     [Strike paragraph that does not apply.]

                     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                                    Chief Financial Officer
                                    Controllers Department
                                    Imperial Bank or registered assignee
                                    P.O. Box 92991
                                    Los Angeles, CA 90009

                     3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

             IMPERIAL BANK or registered assignee



             (Signature)



             (Date)







                                                             APPENDIX 2


                                      NOTICE THAT WARRANT IS ABOUT TO EXPIRE








              Chief Financial Officer
              Controllers Department
              Imperial Bank or registered assignee
              P.O. Box 92991
              Los Angeles, CA 90009



              Dear Gentleperson:

                      This is to advise you that the Warrant issued to you described below will expire on November 28,
                      2002.


              Issuer:                                           Fusion Medical
Technologies, Inc.

              Issue Date:                                       November 28,
1997

              Class of Security Issuable:                       Common

              Exercise Price Per Share:                         $4.00

              Number of Shares Issuable:                        4,500

              Procedure for Exercise:

                      Please contact Bill Anderson at (650) 903-4067 with any Questions you may have concerning exercise of the Warrant. This is your only notice of pending expiration.

                      Fusion Medical Technologies, Inc.


                      By:
                          -----------------------

                      Its:
                          -----------------------

                                            EXHIBIT A


                                              Omitted



                                             EXHIBIT B


                      IMPERIAL BANK or registered assignee
                             ANTIDILUTION AGREEMENT


                    This Antidilution Agreement is entered into as of November 28, 1997, by and between Imperial
             Bank or registered assignee, ("Purchaser") and Fusion Medical Technologies, Inc. ("the Company").

                                                          RECITALS


                    A. Concurrently with the execution of this Antidilution Agreement, the Purchaser is purchasing from the Company a Warrant to Purchase Stock (the "Warrant") pursuant to which
             Purchaser has the right to acquire from the Company the Shares (as defined in the Warrant).

                    B. By this Antidilution Agreement, the Purchaser and the Company desire to set forth the adjustment in the number of Shares issuable upon exercise of the Warrant as a result of a Diluting
             Issuance (as defined in Exhibit A to the Warrant).

                    C. Capitalized terms used herein shall have the same meaning as set forth in the Warrant.

                            NOW, THEREFORE, in consideration of the mutual
promises, covenants and
             conditions hereinafter set forth, the parties hereto mutually agree as follows:

                            I .    Definitions. As used in this Antidilution
Agreement, the following terms have
             the following respective meanings:

                    (a) "Option" means any right, option or warrant to subscribe for, purchase or otherwise acquire common stock or Convertible Securities.

                    (b) "Convertible Securities" means any evidences of indebtedness, shares of stock or other securities directly or indirectly convertible into or exchangeable for common stock.

                    (c) "Issue" means to grant, issue, sell, assume or fix a record date for determining persons entitled to receive any security (including Options), whichever of the foregoing is the first to occur.

                    (d) "Additional Common Shares" means all common. stock (including reissued shares)
             Issued (or deemed to be issued pursuant to Section 2) after the date of the Warrant. Additional
             Common Shares does not include, however, any common stock Issued in a transaction described in
             Sections 2.1 and 2.2 of the Warrant; any common stock Issued upon conversion of preferred stock outstanding on the date of the Waff ant; the Shares; or common. stock Issued as incentive or in a nonfinancing transaction to employees, officers, directors or consultants to the Company.

                   (e) The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security
             Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a
             Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the
             Convertible Security.

                    2. Deemed Issuance of Additional Cornmon Shares. The shares of common stock ultimately Issuable upon exercise of an Option (including the shares of common stock ultimately
             Issuable upon conversion or exercise of a Convertible Security Issuable pursuant to an Option) are deemed to be Issued when the Option is Issued. The shares of common stock ultimately Issuable upon conversion or exercise of a Convertible Security (other than a Convertible Security Issued pursuant to an Option) shall be deemed Issued upon Issuance of the Convertible Security. The maximum amount of common stock Issuable is determined without regard to any future adjustments permitted under the instrument creating the Options or Convertible Securities.

                    3.      Adiustment of Warrant Price for Dilutinp,
Issuances.
                            3.1    Weighted Average Adiustment. If the Cornpany
issues Additional Common
             Shares after the date of the Warrant and the consideration per Additional Common Share (determined pursuant to Section 9) is less than the Warrant Price in effect immediately before such Issue, the
             Warrant Price in effect immediately before such Issue shall be reduced, concurrently with such Issue, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Warrant Price by a fraction:

                            (a)    the numerator of which is the amount of
common stock outstanding immediately
             before such Issue plus the amount of common stock that the aggregate consideration received by

Company for the Additional Common Shares would purchase at the Warrant Price in effect immediately before such Issue, and

                            (b)    the denominator of which is the amount of
common stock outstanding
             immediately before such Issue plus the number of such Additional Shares.

                            3.2    Adiustment of Number of Shares. Upon each
adjustment of the Warrant Price,
             the number of Shares Issuable upon exercise of the Warrant shall. be increased to equal the quotient obtained by dividing (a) the product resulting from multiplying
(i) the number of Shares Issuable upon
             exercise of the Warrant and (ii) the Warrant Price, in each case as in effect immediately before such adjustment, by (b) the adjusted Warrant Price.

                            3.3    Securities Deemed Outstanding. For the
purpose of this Section 3, all securities
             Issuable upon exercise of any outstanding Convertible Securities or Options, Warrants, or other rights to acquire securities of the Company shall be deemed to be outstanding.





                    4. No Adjustment for Issuances Following Deemed Issuances. No adjustment to the
             Warrant Price shall be made upon the exercise of Options or conversion of Convertible Securities.

                    5. Adjustment Following Changes in Terms of Options or Convertible Securities. If the
             consideration payable to, or the amount of common stock Issuable by, the Company increases or decreases, respectively, pursuant to the terms of any outstanding Options or Convertible Securities, the
             Warrant Price shall be recomputed to reflect such increase or decrease. The recomputation shall be made as of the time of the Issuance of the Options or Convertible Securities. Any changes in the
             Warrant Price that occurred after such Issuance because other Additional Common Shares were Issued or deemed Issued shall also be recomputed.

                    6. Recomputation Upon Expiration of Options or Convertible Securities. The Warrant
             Price computed upon the original Issue of any Options or Convertible Securities, and any subsequent adjustments based thereon, shall be recomputed when any Options or rights of conversion under
             Convertible Securities expire without having been exercised, In the case of Convertible Securities or
             Options for common stock, the Warrant Price shall be recomputed as if the only Additional Common
             Shares Issued were the shares of common stock actually Issued upon the exercise of such securities, if any, and as if the only consideration received therefor was the consideration actually received upon the
             Issue, exercise or conversion of the Options or Convertible Securities. In the case of Options for
             Convertible Securities, the Warrant Price shall be recomputed as if the only Convertible Securities
             Issued were the Convertible Securities actually Issued upon the exercise thereof, if any, and as if the only consideration received therefor was the consideration actually received by the Company
             (determined pursuant to Section 9), if any, upon the Issue of the Options for the Convertible Securities.

                    7. Limit on Readjustments. No readjustment of the Warrant Price pursuant to Sections 5 or
             6 shall increase the Warrant Price more than the amount of any decrease made in respect of the Issue of any Options or Convertible Securities.

                    8. 30 Dqy Options. In the case of any Options that expire by their terms not more than 30 days after the date of Issue thereof, no adjustment of the Wan-ant Price shall be made until the expiration or exercise of all such Options.

                    9. Computation of Consideration. The consideration received by the Company for the
             Issue of any Additional Common Shares shall be computed as follows:

                    (a) Cash shall be valued at the amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends.

                    (b) Property. Property, other than cash, shall be computed at the fair market value thereof at the time of the Issue as determined in good faith by the Board of Directors of the Company.

                    (c) Mixed Consideration. The consideration for Additional Common Shares Issued together with other property of the Company for consideration that covers both shall be determined in good faith by the Board of Directors.






                     (d) Options and Convertible Securities. The consideration per Additional Common Share for Options and Convertible Securities shall be determined by dividing:

                              (i)      the total amount, if any, received or
receivable by the Company for the Issue of
              the Options or Convertible Securities, plus the minimum amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon exercise of the Options or conversion of the Convertible Securities, by

                              (ii)     the maximum amount of common stock (as
set forth in the instruments relating
              thereto, without regard to any provision contained therein for a subsequent adjustment of such number)
              ultimately Issuable upon the exercise of such Options or the conversion of such Convertible Securities.


                      10.     General.


                              10.1     Governing Law. This Antidilution
Agreement shall be governed in all respects
              by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                              10.2     Successors and Assigns. Except as
otherwise expressly provided herein, the
              provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                              10.3     Entire Agreement. Except as set forth
below, this Antidilution Agreement and
              the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                              10.4     Notices, etc. All notices and other
communications required or permitted
              hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to Purchaser at Purchaser's address as set forth below, or at such other address as Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at the Company's address set forth below, or at such other address as the Company shall have furnished to the Purchaser in writing.

                              10.5     Severability. In case any provision of
this Antidilution Agreement shall be
              invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Antidilution Agreement shall not in any way be affected or impaired thereby.

                              10.6     Titles and Subtitles. The titles of the
sections and subsections of this Agreement
              are for convenience of reference only and are not to be considered in construing this Antidilution
              Agreement.


                     10.7 CounteEparts. This Antidilution Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



          PURCHASER                          ISSUER


          IMPERIAL BANK
          or registered assignee          FUSION MEDICAL TECHNOLOGIES, INC.


          By:                                By:

          Name:                              Name:


          Title:                             Title:


          Address:                           Address:



                                                                   EXHIBIT C


                                                          Registration Rights



                    The Shares shall be deemed "registrable securities" or otherwise entitled to "piggy back"
            registration rights in accordance with the terms of the following agreement (the "Agreement") between the Company and its investor(s):





                           [Identify Agreement by date, title and parties. If
no Agreement
                           exists, indicate by "none."]

                    The Company agrees that no amendments will be made to the Agreement which would have an adverse impact on Holder's registration thereunder without the consent of Holder. By acceptance of the
            Warrant to which this Exhibit C is attached, Holder shall not be deemed to be a party to the Agreement, but solely entitled to the registration rights created thereby.

                    If no Agreement exists, then the Company and the Holder shall enter into Holder's standard form of Registration Rights Agreement as in effect on the Issue Date of the Warrant.

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